EXHIBIT 99.2

[GRAPHIC OMITTED]                                                  Press Release

    Infowave Closes $1.1 Million Final Tranche of Private Placement Financing

Vancouver, British Columbia - July 16, 2003 - Infowave Software (TSE: IW), a provider of wireless software for mobile operators, corporations and individuals announced today the completion of the second and final tranche of $1.1 million of its brokered private placement of units. The brokered private placement was previously announced and was approved at Infowave's Annual General Meeting on June 30, 2003.

"The closing of this final tranche of our brokered private placement evidences continued investor support for Infowave, resulting in aggregate financing raised of US$6.6 million over the past two weeks," remarked George Reznik, Chief
Financial Officer and member of the Office of the President at Infowave. "Infowave is well capitalized to execute on our business plan to leverage our recent business progress to win greater market share in the wireless data market."

The offered securities will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in certain transactions exempt from the registration requirements of the U.S. Securities Act. This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

All amounts unless otherwise referenced herein are expressed in Canadian dollars.

About Infowave Software
Infowave (TSE: IW) builds innovative wireless business solutions for mobile operators, corporations and individuals that connect people to the critical information they need to be more productive and competitive. The Infowave Symmetry suite of wireless e-mail solutions enable mobile users to instantly access to their corporate and personal e-mail on a variety of Pocket PC, Smartphone or Palm integrated devices. For mobile operators, Infowave offers the Symmetry Mobile Application Gateway - a wireless services platform that provides mobile operators with the opportunity to capitalize on offering wireless data access to their subscribers.


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The Infowave Wireless Business Engine provides  companies with a single wireless software platform for fast,  secure and reliable wireless access to e-mail,  the
Internet,   corporate  intranets  and  client-server   applications.   For  more
information, please visit www.infowave.com.

Forward-Looking Statement
This press release contains statements that constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements in this release include the adequacy of Infowave's capital resources to execute on its business plan. Such statements in this release are subject to a number of risks, uncertainties and other factors, such as a change in Infowave's business plan or unforeseen or greater than expected capital requirements resulting in increased need or use of capital resources, the need to develop, integrate and deploy applications to meet our customer's requirements, the possibility of development or deployment difficulties or delays, the dependence on our customer's satisfaction with Infowave's software, its continued commitment to the deployment of the solution, the risks involved in developing software solutions and integrating them with third-party software and services and the other risks and uncertainties described in our Form 10-K filed with the United States Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investors:
George Reznik
Chief Financial Officer
604.473.3604
greznik@infowave.com
--------------------

Media:
Corinna Bates
Manager, Marketing and Corporate Communications
604.473.3695
cbates@infowave.com
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(C)2003 Infowave Software, Inc. All rights reserved. Infowave, the Infowave logo and Symmetry are trademarks or registered trademarks of Infowave Software, Inc. All other product or service names mentioned herein are the trademarks of their respective owners.